Exhibit 10.2

Dated [15 July 2024]

HBM IV, Inc.

Diginex Solutions (HK) Limited

Diginex Limited

SUBSCRIPTION AND CANCELLATION AGREEMENT

relating to the Convertible Loan Notes

CONTENTS

THIS AGREEMENT is dated 15 July 2024 (the "**Agreement**").

BETWEEN

1 **THE PERSON** whose details are set out in Schedule 1 (the "**Investor**");

2 **Diginex Solutions (HK) Limited**, a limited company organized under the laws of Hong Kong with company number 2635911 whose registered office is located at Smart-Space Fintech 2, Room 3, Units 401-404, Core C, Cyberport 3, 3 Cyberport Road, Telegraph Bay, Hong Kong ("**HK Company**"); and

3 **Diginex Limited** an exempted company incorporated under the laws of Cayman Islands with company registration number 406606 and whose registered office is at Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands (the **"Company"**).

BACKGROUND

The Investor wishes to subscribe for unsecured convertible loan notes in the Company on and subject to the terms of this Agreement and the Loan Note Instrument (as defined below), in consideration for the cancellation of the HK Convertible Loan Note (as defined below) in its entirety, effectively replacing the HK Convertible Loan Note with the Loan Note Instrument.

TERMS AGREED

1 Definitions and interpretation

1.1 Definitions

Defined terms used in this Agreement and not defined herein shall have the meaning given in the Loan Note Instrument. In this Agreement, except where a different interpretation is necessary in the context, the words and expressions set out below shall have the following meanings:

"Articles"	the articles of association of the Company, as amended from time to time;
"Board"	the board of directors of the Company as constituted from time to time;
"Business Day"	a day on which the Cayman Islands, Hong Kong and New York clearing banks are ordinarily open for the transaction of normal banking business in the Cayman Islands, Hong Kong and New York (other than a Saturday, Sunday or public holiday in Cayman Islands, Hong Kong or New York);
"Company Warrants"	the warrants to purchase an aggregate of 4,170,520 Shares (to be) issued by the Company to Rhino Ventures Limited;
"Completion"	completion by the parties of their respective obligations in accordance with Clause 3 (*Completion*);

"Completion Date"	the date of this Agreement or such later date as the Company may notify to the Investor when the actions in Clause 3.2 have been carried out;
"HK Loan Note Instrument"	the unsecured convertible loan note instrument of the HK Company issued to the Selling Securityholder dated 3 August 2022 constituting the HK Loan Notes;
"HK Loan Notes"	an aggregate of up to 10,000,000 8% unsecured convertible loan notes 2024 of US$1.00 issued by the HK Company and constituted by the Loan Note Instrument;
"Intellectual Property"	copyrights, trade and service marks, including the trademarks, trade names, rights in logos and get-up, inventions, confidential information, trade secrets and know-how, registered designs, design rights, patents, utility models, semi-conductor topographies, all rights of whatsoever nature in computer software and data, all rights of privacy and all intangible rights and privileges of a nature similar or allied to any of the foregoing, in every case in any part of the world and whether or not registered; and including all granted registrations and all applications for registration in respect of any of the same;
"Loan Note Instrument"	the unsecured convertible loan note instrument of the Company in agreed form to be entered into immediately prior to Completion constituting the Loan Notes;
"Preferred Shares"	the preferred shares with a par value of US$0.0001 each of the Company;
"Shares"	ordinary shares of US$0.0001 par value each in the share capital of the Company;
"Shareholder"	a holder of Shares;
"Shares Options"	the share options to subscribe for an aggregate of up to 15% of the issued Shares on a fully diluted basis to its employees and contractors pursuant to the employee share option scheme [to be] adopted by the Company; and
"Warranties"	the warranties given pursuant to Clause 4.1.

1.2 **Interpretation**

(a) The clause and paragraph headings and the table of contents used in this Agreement are inserted for ease of reference only and shall not affect construction.

(b) References to persons shall include bodies corporate, unincorporated associations and partnerships, in each case whether or not having a separate legal personality.

(c) References to documents **"in the agreed form"** are to documents in terms agreed by or on behalf of the Company and the Investor.

(d) References to **"writing"** or **"written"** includes any other non-transitory form of visible reproduction of words.

(e) References to the word **"include"** or **"including"** (or any similar term) are not to be construed as implying any limitation and general words introduced by the word **"other"** (or any similar term) shall not be given a restrictive meaning by reason of the fact that they are preceded or followed by words indicating a particular class of acts, matters or things.

(f) Except where the context specifically requires otherwise, words importing one gender shall be treated as importing any gender, words importing individuals shall be treated as importing corporations and vice versa, words importing the singular shall be treated as importing the plural and vice versa, and words importing the whole shall be treated as including a reference to any part thereof.

(g) References to **"US dollars"** and the sign **"US$"** means dollars in the lawful currency of the United States of America.

2 Subscriptions

2.1 Subject to the provisions of Clause 3, the Investor applies for the issue to it at Completion of the number of Loan Notes set out in Schedule 1 in consideration for the cancellation of the HK Loan Notes in its entirety pursuant to the terms of the Loan Note Instrument and the Company accepts such application.

2.2 The Investor shall be entitled to direct that the Loan Notes be issued and registered in the name of any nominee or custodian holding such Loan Notes on its behalf as bare nominee and the provisions of Clause 2.1 shall be interpreted accordingly.

3 Completion

3.1 Completion of the subscription by the Investor for the Loan Notes as set out in Clause 2.1 shall take place on the Completion Date when each of the events set out in Clause 3.2 has taken place.

3.2 The following events shall occur on or before the Completion Date:

(a) the Company shall execute the Loan Note Instrument;

(b) the Investor shall execute any such documentation as may be required to effect the cancellation of the HK Loan Notes in full and such cancellation made in accordance with this Agreement shall constitute a good discharge for the HK Company of its obligations under the HK Loan Notes and HK Loan Note Instrument; and

(c) resolutions of the Board shall be passed, which shall approve and authorise the:

(i) issue of the Loan Notes to the Investor as set out in Clause 2.1; and

(ii) the entry of its name in the register of loan note holders in respect hereof and the execution and delivery to the Investor of a certificate for such Loan Notes; and

(d) passing of any other resolutions as may be required to carry out the obligations of the Company under this Agreement.

3.3 Immediately upon completion of the subscription by the Investor for the Loan Notes as set out in Clause 2.1, (a) the HK Loan Note Instrument, the HK Loan Notes and any other documents pertaining thereto (collectively, the "**HK Loan Documents**") shall be cancelled, terminated, and of no further force or effect, and neither the Investor nor the HK Company shall have any further rights or obligations with respect thereto; and (b) the Investor shall irrevocably and unconditionally waive and relinquish any right it may have under the HK Loan Documents, and release and forever discharge the HK Company from any and all claims, demands, agreements, contracts, covenants, actions, causes of action, obligations, debts, expenses, damages, judgments, orders, and liabilities whatsoever that may now exist or may hereafter accrue arising out of or relating to the HK Loan Documents.

4 Warranties

4.1 The Company warrants to the Investor that the Warranties set out in this Clause 4.1 are accurate and not misleading at the date of this Agreement:

(a) following the acquisition of the entire issued share capital of the HK Company by the Company, all of the shares set out in the table in Schedule 2 will be fully paid and will comprise the entire issued share capital of the Company immediately prior to Completion;

(b) prior to the date of this Agreement, the Company has not issued any loan notes or bonds other than the Loan Notes, and all Loan Notes will be issued pursuant to the terms of the Loan Note Instrument on identical terms;

(c) save as provided under the Articles (including, but not limited to, the conversion and anti-dilution rights of the Preferred Shares), the Loan Notes, the Share Options, Mr Tillemann's entitlements to warrants in respect of the share capital of the Company under his director letter of appointment with the Company and the Company Warrants, none of the share capital of the Company is under option or subject to any mortgage, charge (fixed or floating), pledge, lien, security or interest, no options, warrants or other rights to subscribe for new shares in the Company have been granted or agreed to and no dividends or other rights or benefits have been declared, made or paid or agreed to be declared, made or paid thereon;

(d) the Company is an exempted company duly incorporated and validly existing under the laws of Cayman Islands and the Company has full power and authority to enter into and perform its obligations under the Loan Note Instrument;

(e) the execution and performance of the Loan Note Instrument by the Company has been duly authorised by all necessary actions and no other consents, authorisations or approvals of any kind are required in connection with the execution or performance of this Agreement by the Company and this Agreement has been duly executed and delivered by the Company and is valid and binding upon the Company and enforceable in accordance with its terms;

(f) this Agreement and the Loan Note Instrument shall constitute valid and legally binding obligations of the Company except;

(i) as limited by applicable bankruptcy, insolvency, reorganisation or similar laws of general applicable affecting enforcement or creditors' rights generally;

(ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies;

(g) when, and if, issued in accordance with the terms of the Loan Note Instrument, the Shares issuable upon conversion of the Loan Notes will be validly issued, fully paid and non-assessable, and will be free of any liens or encumbrances and shall rank pari passu with other shares of the same class in the capital of the Company;

(h) the execution, delivery and performance by the Company of this Agreement, the Loan Note Instrument and the consummation of the transactions contemplated hereby and thereby will not:

(i) result in any breach or violation of the Articles;

(ii) violate any provision of any mortgage, agreement, instrument or contract to which the Company is a party or by which the Company is bound;

(iii) violate any judgment, order, writ, decree, statute, rule or regulation applicable to the Company in force as at the date of this Agreement; or

(iv) otherwise give rise to any event that results in:

(A) the creation of any material lien, charge or encumbrance upon any assets of the Company; or

(B) the suspension, revocation, impairment, forfeiture or non- renewal of any material permit, licence, authorisation or approval applicable to the Company, its business or operations, or any of its assets or properties;

(i) all Intellectual Property used in the ordinary course of business by the Company is owned or licensed by the Company;

(j) there is no action, suit, proceeding or investigation pending or, to the best of the Company's knowledge, information and belief, currently threatened against the Company.

4.2 The aggregate liability of the Company in respect of all and any claims for breach of the Warranties (excluding the costs of recovery in respect of any claim incurred by or on behalf of the Investor which shall not be subject to the following limitation) shall be limited to the aggregate principal amount of Loan Notes subscribed by the Investor pursuant to this Agreement less the aggregate amount actually received by the Investor on any redemption

of the Loan Notes subscribed for by the Investor (excluding, in each case, any Loan Notes subsequently converted into shares in the Company).

4.3 The Company shall not be liable for any claims for breach of Warranty unless the aggregate amount of the liability for all such claims exceeds USD$25,000 in which event the Company shall be liable for the whole amount of such claims and not merely the excess of such amount.

4.4 The Investor warrants to the Company that it is not, and is not acting on behalf of a US person (within the meaning of Regulation S of the US Securities Act of 1933, as amended (the **"US Securities Act"**) or a person resident in Cayman Islands, Canada, Japan, Australia, Republic of Ireland or the Republic of South Africa or with an address in Cayman Islands, Canada, Japan, Australia or the Republic of South Africa or any overseas person who would not under the provisions of any relevant securities legislation be entitled to receive this Agreement or subscribe for or purchase Loan Notes or Shares and that it will not offer, sell or deliver directly or indirectly any Loan Notes in or into the United States other than in compliance with any relevant exemption for the US Securities Act.

5 Announcements

5.1 Except in accordance with Clause 5.2 or with the mutual consent of the parties, the parties shall not make any public announcement or issue a press release or respond to any enquiry from the press or other media concerning or relating to this Agreement or its subject matter (including but not limited to the Investor's investment in the Company) or any ancillary matter.

5.2 Notwithstanding Clause 5.1, any party may if and to the extent required by:

(a) law;

(b) any securities exchange on which the disclosing party's securities are listed or traded; or

(c) any regulatory or governmental or other authority with relevant powers to which the disclosing party is subject or submits, whether or not the requirement has the force of law,

make or permit to be made an announcement concerning or relating to this Agreement or its subject matter or any ancillary matter.

6 Costs and expenses

Each party shall bear its own costs and expenses in the preparation and execution of this Agreement.

7 Cumulative remedies

The rights, powers, privileges and remedies conferred upon the Investor in this Agreement are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law.

8 Waiver

The express or implied waiver by any party to this Agreement of any of its rights or remedies arising under this Agreement or by law shall not constitute a continuing waiver of the right or remedy waived or a waiver of any other right or remedy.

9 Entire agreement

9.1 This Agreement, the Loan Note Instrument and the documents referred to or incorporated in each of them constitute the entire Agreement between the parties relating to the subject matter of this Agreement and supersedes and extinguishes any prior drafts, agreements, undertakings, representations, warranties and arrangements of any nature whatsoever, whether or not in writing, between the parties in relation to the subject matter of this Agreement.

9.2 Each of the parties acknowledges and agrees that it has not entered into this Agreement in reliance on any statement or representation of any person (whether a party to this Agreement or not) other than as expressly incorporated in this Agreement and the documents referred to or incorporated in this Agreement.

9.3 Without limiting the generality of the foregoing, each of the parties irrevocably and unconditionally waives any right or remedy it may have to claim damages and/or to rescind this Agreement by reason of any misrepresentation (other than a fraudulent misrepresentation) having been made to it by any person (whether party to this Agreement or not) and upon which it has relied in entering into this Agreement.

9.4 Each of the parties acknowledges and agrees that the only cause of action available to it under the terms of this Agreement and the documents referred to or incorporated in this Agreement shall be for breach of contract.

9.5 Nothing contained in this Agreement or in any other document referred to or incorporated in it shall be read or construed as excluding any liability or remedy as a result of fraud.

10 Variation

Any variation or termination of this Agreement is valid only if it is in writing and signed by the Company and the Investor.

11 No partnership

Nothing in this Agreement is intended to or shall be construed as establishing or implying any partnership of any kind between the parties.

12 Assignment

12.1 This Agreement is personal to the parties and no party shall:

(a) assign any of its rights under this Agreement;

(b) transfer any of its obligations under this Agreement;

(c) sub-contract or delegate any of its obligations under this Agreement; or

(d) charge or deal in any other manner with this Agreement or any of its rights or obligations.

12.2 Any purported assignment, transfer, sub-contracting, delegation, charging or dealing in contravention of Clause 12.1 shall be ineffective.

13 Rights of third parties

This Agreement does not confer any rights on any person or party (other than the parties to this Agreement).

14 Counterparts

This Agreement may be executed in any number of counterparts, each of which shall constitute an original, and all the counterparts shall together constitute one and the same agreement. The exchange of a fully executed version of this Agreement (in counterparts or otherwise) by electronic means using DocuSign or otherwise shall be sufficient to bind the parties to the terms and conditions of this Agreement and no exchange of originals is necessary.

15 Notices

15.1 Any communication and/or information to be given in connection with this Agreement shall be in writing in English and shall either be delivered by hand or sent by first class post, or email:

(a) to the Company:

(i) at its registered office; or

(ii) by email to Christian Thierfelder (christian.thierfelder@diginex.com) and Paul Ewing (paul.ewing@diginex.com);

(b) to the Investor at the address and/or email of the Investor shown in schedule 1; or

(c) in each such case such other address as the recipient may notify to the other parties for such purpose.

15.2 A communication sent according to Clause 15.1 shall be deemed to have been received:

(a) if delivered by hand, at the time of delivery;

(b) if sent by pre-paid first class post, on the second day after posting; or

(c) if sent by email or other electronic communication, at the time of completion of transmission by the sender;

(d) except that if a communication is received between 5:30pm (GMT) on a Business Day and 9:30am (GMT) on the next Business Day, it shall be deemed to have been received at 9:30am (GMT) on the second of such Business Days.

16 Severance

16.1 If any provision of this Agreement is held to be invalid or unenforceable by any judicial or other competent authority, all other provisions of this Agreement will remain in full force and effect and will not in any way be impaired.

16.2 If any provision of this Agreement is held to be invalid or unenforceable but would be valid or enforceable if some part of the provision were deleted, the provision in question will apply with the minimum modifications necessary to make it valid and enforceable.

17 Governing law

This Agreement (and any dispute or claim relating to it or its subject matter (including non- contractual claims)) is governed by and is to be construed in accordance with the laws of the State of New York, USA.

18 Dispute Resolution

18.1 Any dispute, controversy, difference or claim arising out of or relating to this Agreement, including the existence, validity, interpretation, performance, breach or termination thereof or any dispute regarding non-contractual obligations arising out of or relating to it (a "**Dispute**") shall be referred to and finally resolved by arbitration administered by a tribunal (the "Tribunal") under the Rules of Arbitration of the International Chamber of Commerce ("**ICC Rules**") in force when the notice of arbitration is submitted.

18.2 The Tribunal shall consist of three (3) arbitrators (the "**Arbitrators**") who shall be lawyers with experience in international contracts. Two of the Arbitrators shall be nominated by the respective parties in accordance with the ICC Rules and the third, who shall be the chairman of the Tribunal (the "**Chairman**"), by the two party-nominated Arbitrators within thirty (30) days of the last of their appointments. Save that, if either party should fail to nominate an Arbitrator within thirty (30) days of receiving written notice of the nomination of an Arbitrator by the other party, the second Arbitrator shall, at the written request of the party which has already made a nomination, be appointed forthwith by the International Chamber of Commerce. Likewise, if the party-nominated Arbitrators fail to make an agreed nomination for the Chairman within thirty (30) days of the last of their appointments, the Chairman shall, at the written request of either party, be appointed forthwith by the International Chamber of Commerce.

18.3 The seat of the arbitration shall be New York, New York, USA. The language of the arbitration shall be English. Any award of the arbitrator shall be final and binding from the day it is made, and the parties hereby waive any right to refer any question of law and any right of appeal on the law and/or merits to any court, but may seek enforcement of the award by such Tribunal in any court of competent jurisdiction. Nothing in this shall be construed as preventing either party from seeking conservatory, injunctive or similar interim

relief in any court of competent jurisdiction in the event of a breach by a party of this Agreement.

18.4 Each Party shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the other in connection with such arbitration proceedings, subject only to any doctrine of legal privilege or any confidentiality obligations binding on such party.

18.5 Each Party shall pay its own costs and expenses incurred in connection with arbitration.

18.6 When any Dispute occurs and when any Dispute is under arbitration, except for the matters in Dispute, the Parties shall continue to fulfil their respective obligations and shall be entitled to exercise their rights under this Agreement.

SCHEDULE 1

The Investor

Name:	**HBM IV, Inc.**
Address:	**Fitch Group, 300 W. 57th Street, New York, NY, 10019**
Number of Loan Notes to be subscribed for:	**1,000,000**
Subscription Price for Loan Notes:	**USD1 – (total price of USD1,000,000)**
Email Address for Notices:	**Shea.Wallon@thefitchgroup.com**

00

SCHEDULE 2

Share Capital of the Company Immediately post Completion

Shareholder	**Company no. (if applicable)**	**Number and class of shares**	**Percentage**
Rhino Ventures Ltd	BVI 2030338	6,162,710 Ordinary Shares	75.51
HBM IV, Inc.		1,291,910 Preferred Shares	15.83
Nalimz Holding Limited	HK 2991727	455,510 Ordinary Shares	5.58
Hafnia SG Pte Ltd		64,370 Ordinary Shares	0.79
Working Capital Innovation Fund II L.P.		151,290 Ordinary Shares	1.85
Loretta Wong		18,040 Ordinary Shares	0.22
Gerard Coenen Gajardo		18,040 Ordinary shares	0.22
Total		**8,161,870**	**100%**

SIGNATURE PAGE

SIGNED by **Diginex Limited**

acting by an authorised signatory

Mark Justin Blick

____

Authorised signatory

Name: Mark Blick

Title: CEO

SIGNED by **Diginex Solutions (HK) Limited**

acting by an authorised signatory

Mark Justin Blick

____

Authorised signatory

Name: Mark Blick

Title: CEO

SIGNED by **THE INVESTOR**

acting by its authorised signatory

DocuSigned by:

Shea Wallon

C00D194872314D2...

____

Authorised signatory

Name: Shea Wallon

Title: Vice President

Dated [15 July 2024]

HBM IV, Inc.

Diginex Solutions (HK) Limited

Diginex Limited

SUBSCRIPTION AND CANCELLATION AGREEMENT

relating to the Convertible Loan Notes

CONTENTS

THIS AGREEMENT is dated 15 July 2024 (the "**Agreement**").

BETWEEN

1 **THE PERSON** whose details are set out in Schedule 1 (the "**Investor**");

2 **Diginex Solutions (HK) Limited**, a limited company organized under the laws of Hong Kong with company number 2635911 whose registered office is located at Smart-Space Fintech 2, Room 3, Units 401-404, Core C, Cyberport 3, 3 Cyberport Road, Telegraph Bay, Hong Kong ("**HK Company**"); and

3 **Diginex Limited** an exempted company incorporated under the laws of Cayman Islands with company registration number 406606 and whose registered office is at Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands (the **"Company"**).

BACKGROUND

The Investor wishes to subscribe for unsecured convertible loan notes in the Company on and subject to the terms of this Agreement and the Loan Note Instrument (as defined below), in consideration for the cancellation of the HK Convertible Loan Note (as defined below) in its entirety, effectively replacing the HK Convertible Loan Note with the Loan Note Instrument.

TERMS AGREED

1 Definitions and interpretation

1.1 **Definitions**

Defined terms used in this Agreement and not defined herein shall have the meaning given in the Loan Note Instrument. In this Agreement, except where a different interpretation is necessary in the context, the words and expressions set out below shall have the following meanings:

"Articles"	the articles of association of the Company, as amended from time to time;
"Board"	the board of directors of the Company as constituted from time to time;
"Business Day"	a day on which the Cayman Islands, Hong Kong and New York clearing banks are ordinarily open for the transaction of normal banking business in the Cayman Islands, Hong Kong and New York (other than a Saturday, Sunday or public holiday in Cayman Islands, Hong Kong or New York);
"Company Warrants"	the warrants to purchase an aggregate of 4,170,520 Shares (to be) issued by the Company to Rhino Ventures Limited;
"Completion"	completion by the parties of their respective obligations in accordance with Clause 3 (*Completion*);

"Completion Date"	the date of this Agreement or such later date as the Company may notify to the Investor when the actions in Clause 3.2 have been carried out;
"HK Loan Note Instrument"	the unsecured convertible loan note instrument of the HK Company issued to the Selling Securityholder dated 6 January 2023 constituting the HK Loan Notes;
"HK Loan Notes"	an aggregate of up to 10,000,000 8% unsecured convertible loan notes 2024 of US$1.00 issued by the HK Company and constituted by the Loan Note Instrument;
"Intellectual Property"	copyrights, trade and service marks, including the trademarks, trade names, rights in logos and get-up, inventions, confidential information, trade secrets and know-how, registered designs, design rights, patents, utility models, semi-conductor topographies, all rights of whatsoever nature in computer software and data, all rights of privacy and all intangible rights and privileges of a nature similar or allied to any of the foregoing, in every case in any part of the world and whether or not registered; and including all granted registrations and all applications for registration in respect of any of the same;
"Loan Note Instrument"	the unsecured convertible loan note instrument of the Company in agreed form to be entered into immediately prior to Completion constituting the Loan Notes;
"Preferred Shares"	the preferred shares with a par value of US$0.0001 each of the Company;
"Shares"	ordinary shares of US$0.0001 par value each in the share capital of the Company;
"Shareholder"	a holder of Shares;
"Shares Options"	the share options to subscribe for an aggregate of up to 15% of the issued Shares on a fully diluted basis to its employees and contractors pursuant to the employee share option scheme [to be] adopted by the Company; and
"Warranties"	the warranties given pursuant to Clause 4.1.

1.2 **Interpretation**

(a) The clause and paragraph headings and the table of contents used in this Agreement are inserted for ease of reference only and shall not affect construction.

(b) References to persons shall include bodies corporate, unincorporated associations and partnerships, in each case whether or not having a separate legal personality.

(c) References to documents **"in the agreed form"** are to documents in terms agreed by or on behalf of the Company and the Investor.

(d) References to **"writing"** or **"written"** includes any other non-transitory form of visible reproduction of words.

(e) References to the word **"include"** or **"including"** (or any similar term) are not to be construed as implying any limitation and general words introduced by the word **"other"** (or any similar term) shall not be given a restrictive meaning by reason of the fact that they are preceded or followed by words indicating a particular class of acts, matters or things.

(f) Except where the context specifically requires otherwise, words importing one gender shall be treated as importing any gender, words importing individuals shall be treated as importing corporations and vice versa, words importing the singular shall be treated as importing the plural and vice versa, and words importing the whole shall be treated as including a reference to any part thereof.

(g) References to **"US dollars"** and the sign **"US$"** means dollars in the lawful currency of the United States of America.

2 Subscriptions

2.1 Subject to the provisions of Clause 3, the Investor applies for the issue to it at Completion of the number of Loan Notes set out in Schedule 1 in consideration for the cancellation of the HK Loan Notes in its entirety pursuant to the terms of the Loan Note Instrument and the Company accepts such application.

2.2 The Investor shall be entitled to direct that the Loan Notes be issued and registered in the name of any nominee or custodian holding such Loan Notes on its behalf as bare nominee and the provisions of Clause 2.1 shall be interpreted accordingly.

3 Completion

3.1 Completion of the subscription by the Investor for the Loan Notes as set out in Clause 2.1 shall take place on the Completion Date when each of the events set out in Clause 3.2 has taken place.

3.2 The following events shall occur on or before the Completion Date:

(a) the Company shall execute the Loan Note Instrument;

(b) the Investor shall execute any such documentation as may be required to effect the cancellation of the HK Loan Notes in full and such cancellation made in accordance with this Agreement shall constitute a good discharge for the HK Company of its obligations under the HK Loan Notes and HK Loan Note Instrument; and

(c) resolutions of the Board shall be passed, which shall approve and authorise the:

(i) issue of the Loan Notes to the Investor as set out in Clause 2.1; and

(ii) the entry of its name in the register of loan note holders in respect hereof and the execution and delivery to the Investor of a certificate for such Loan Notes; and

(d) passing of any other resolutions as may be required to carry out the obligations of the Company under this Agreement.

3.3 Immediately upon completion of the subscription by the Investor for the Loan Notes as set out in Clause 2.1, (a) the HK Loan Note Instrument, the HK Loan Notes and any other documents pertaining thereto (collectively, the "**HK Loan Documents**") shall be cancelled, terminated, and of no further force or effect, and neither the Investor nor the HK Company shall have any further rights or obligations with respect thereto; and (b) the Investor shall irrevocably and unconditionally waive and relinquish any right it may have under the HK Loan Documents, and release and forever discharge the HK Company from any and all claims, demands, agreements, contracts, covenants, actions, causes of action, obligations, debts, expenses, damages, judgments, orders, and liabilities whatsoever that may now exist or may hereafter accrue arising out of or relating to the HK Loan Documents.

4 Warranties

4.1 The Company warrants to the Investor that the Warranties set out in this Clause 4.1 are accurate and not misleading at the date of this Agreement:

(a) following the acquisition of the entire issued share capital of the HK Company by the Company, all of the shares set out in the table in Schedule 2 will be fully paid and will comprise the entire issued share capital of the Company immediately prior to Completion;

(b) prior to the date of this Agreement, the Company has not issued any loan notes or bonds other than the Loan Notes, and all Loan Notes will be issued pursuant to the terms of the Loan Note Instrument on identical terms;

(c) save as provided under the Articles (including, but not limited to, the conversion and anti-dilution rights of the Preferred Shares), the Loan Notes, the Share Options, Mr Tillemann's entitlements to warrants in respect of the share capital of the Company under his director letter of appointment with the Company and the Company Warrants, none of the share capital of the Company is under option or subject to any mortgage, charge (fixed or floating), pledge, lien, security or interest, no options, warrants or other rights to subscribe for new shares in the Company have been granted or agreed to and no dividends or other rights or benefits have been declared, made or paid or agreed to be declared, made or paid thereon;

(d) the Company is an exempted company duly incorporated and validly existing under the laws of Cayman Islands and the Company has full power and authority to enter into and perform its obligations under the Loan Note Instrument;

(e) the execution and performance of the Loan Note Instrument by the Company has been duly authorised by all necessary actions and no other consents, authorisations or approvals of any kind are required in connection with the execution or performance of this Agreement by the Company and this Agreement has been duly executed and delivered by the Company and is valid and binding upon the Company and enforceable in accordance with its terms;

(f) this Agreement and the Loan Note Instrument shall constitute valid and legally binding obligations of the Company except;

(i) as limited by applicable bankruptcy, insolvency, reorganisation or similar laws of general applicable affecting enforcement or creditors' rights generally;

(ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies;

(g) when, and if, issued in accordance with the terms of the Loan Note Instrument, the Shares issuable upon conversion of the Loan Notes will be validly issued, fully paid and non-assessable, and will be free of any liens or encumbrances and shall rank pari passu with other shares of the same class in the capital of the Company;

(h) the execution, delivery and performance by the Company of this Agreement, the Loan Note Instrument and the consummation of the transactions contemplated hereby and thereby will not:

(i) result in any breach or violation of the Articles;

(ii) violate any provision of any mortgage, agreement, instrument or contract to which the Company is a party or by which the Company is bound;

(iii) violate any judgment, order, writ, decree, statute, rule or regulation applicable to the Company in force as at the date of this Agreement; or

(iv) otherwise give rise to any event that results in:

(A) the creation of any material lien, charge or encumbrance upon any assets of the Company; or

(B) the suspension, revocation, impairment, forfeiture or non- renewal of any material permit, licence, authorisation or approval applicable to the Company, its business or operations, or any of its assets or properties;

(i) all Intellectual Property used in the ordinary course of business by the Company is owned or licensed by the Company;

(j) there is no action, suit, proceeding or investigation pending or, to the best of the Company's knowledge, information and belief, currently threatened against the Company.

4.2 The aggregate liability of the Company in respect of all and any claims for breach of the Warranties (excluding the costs of recovery in respect of any claim incurred by or on behalf of the Investor which shall not be subject to the following limitation) shall be limited to the aggregate principal amount of Loan Notes subscribed by the Investor pursuant to this Agreement less the aggregate amount actually received by the Investor on any redemption

of the Loan Notes subscribed for by the Investor (excluding, in each case, any Loan Notes subsequently converted into shares in the Company).

4.3 The Company shall not be liable for any claims for breach of Warranty unless the aggregate amount of the liability for all such claims exceeds USD$25,000 in which event the Company shall be liable for the whole amount of such claims and not merely the excess of such amount.

4.4 The Investor warrants to the Company that it is not, and is not acting on behalf of a US person (within the meaning of Regulation S of the US Securities Act of 1933, as amended (the "**US Securities Act**") or a person resident in Cayman Islands, Canada, Japan, Australia, Republic of Ireland or the Republic of South Africa or with an address in Cayman Islands, Canada, Japan, Australia or the Republic of South Africa or any overseas person who would not under the provisions of any relevant securities legislation be entitled to receive this Agreement or subscribe for or purchase Loan Notes or Shares and that it will not offer, sell or deliver directly or indirectly any Loan Notes in or into the United States other than in compliance with any relevant exemption for the US Securities Act.

5 Announcements

5.1 Except in accordance with Clause 5.2 or with the mutual consent of the parties, the parties shall not make any public announcement or issue a press release or respond to any enquiry from the press or other media concerning or relating to this Agreement or its subject matter (including but not limited to the Investor's investment in the Company) or any ancillary matter.

5.2 Notwithstanding Clause 5.1, any party may if and to the extent required by:

(a) law;

(b) any securities exchange on which the disclosing party's securities are listed or traded; or

(c) any regulatory or governmental or other authority with relevant powers to which the disclosing party is subject or submits, whether or not the requirement has the force of law,

make or permit to be made an announcement concerning or relating to this Agreement or its subject matter or any ancillary matter.

6 Costs and expenses

Each party shall bear its own costs and expenses in the preparation and execution of this Agreement.

7 Cumulative remedies

The rights, powers, privileges and remedies conferred upon the Investor in this Agreement are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law.

8 Waiver

The express or implied waiver by any party to this Agreement of any of its rights or remedies arising under this Agreement or by law shall not constitute a continuing waiver of the right or remedy waived or a waiver of any other right or remedy.

9 Entire agreement

9.1 This Agreement, the Loan Note Instrument and the documents referred to or incorporated in each of them constitute the entire Agreement between the parties relating to the subject matter of this Agreement and supersedes and extinguishes any prior drafts, agreements, undertakings, representations, warranties and arrangements of any nature whatsoever, whether or not in writing, between the parties in relation to the subject matter of this Agreement.

9.2 Each of the parties acknowledges and agrees that it has not entered into this Agreement in reliance on any statement or representation of any person (whether a party to this Agreement or not) other than as expressly incorporated in this Agreement and the documents referred to or incorporated in this Agreement.

9.3 Without limiting the generality of the foregoing, each of the parties irrevocably and unconditionally waives any right or remedy it may have to claim damages and/or to rescind this Agreement by reason of any misrepresentation (other than a fraudulent misrepresentation) having been made to it by any person (whether party to this Agreement or not) and upon which it has relied in entering into this Agreement.

9.4 Each of the parties acknowledges and agrees that the only cause of action available to it under the terms of this Agreement and the documents referred to or incorporated in this Agreement shall be for breach of contract.

9.5 Nothing contained in this Agreement or in any other document referred to or incorporated in it shall be read or construed as excluding any liability or remedy as a result of fraud.

10 Variation

Any variation or termination of this Agreement is valid only if it is in writing and signed by the Company and the Investor.

11 No partnership

Nothing in this Agreement is intended to or shall be construed as establishing or implying any partnership of any kind between the parties.

12 Assignment

12.1 This Agreement is personal to the parties and no party shall:

(a) assign any of its rights under this Agreement;

(b) transfer any of its obligations under this Agreement;

(c) sub-contract or delegate any of its obligations under this Agreement; or

(d) charge or deal in any other manner with this Agreement or any of its rights or obligations.

12.2 Any purported assignment, transfer, sub-contracting, delegation, charging or dealing in contravention of Clause 12.1 shall be ineffective.

13 Rights of third parties

This Agreement does not confer any rights on any person or party (other than the parties to this Agreement).

14 Counterparts

This Agreement may be executed in any number of counterparts, each of which shall constitute an original, and all the counterparts shall together constitute one and the same agreement. The exchange of a fully executed version of this Agreement (in counterparts or otherwise) by electronic means using DocuSign or otherwise shall be sufficient to bind the parties to the terms and conditions of this Agreement and no exchange of originals is necessary.

15 Notices

15.1 Any communication and/or information to be given in connection with this Agreement shall be in writing in English and shall either be delivered by hand or sent by first class post, or email:

(a) to the Company:

(i) at its registered office; or

(ii) by email to Christian Thierfelder (christian.thierfelder@diginex.com) and Paul Ewing (paul.ewing@diginex.com);

(b) to the Investor at the address and/or email of the Investor shown in schedule 1; or

(c) in each such case such other address as the recipient may notify to the other parties for such purpose.

15.2 A communication sent according to Clause 15.1 shall be deemed to have been received:

(a) if delivered by hand, at the time of delivery;

(b) if sent by pre-paid first class post, on the second day after posting; or

(c) if sent by email or other electronic communication, at the time of completion of transmission by the sender;

(d) except that if a communication is received between 5:30pm (GMT) on a Business Day and 9:30am (GMT) on the next Business Day, it shall be deemed to have been received at 9:30am (GMT) on the second of such Business Days.

16 Severance

16.1 If any provision of this Agreement is held to be invalid or unenforceable by any judicial or other competent authority, all other provisions of this Agreement will remain in full force and effect and will not in any way be impaired.

16.2 If any provision of this Agreement is held to be invalid or unenforceable but would be valid or enforceable if some part of the provision were deleted, the provision in question will apply with the minimum modifications necessary to make it valid and enforceable.

17 Governing law

This Agreement (and any dispute or claim relating to it or its subject matter (including non- contractual claims)) is governed by and is to be construed in accordance with the laws of the State of New York, USA.

18 Dispute Resolution

18.1 Any dispute, controversy, difference or claim arising out of or relating to this Agreement, including the existence, validity, interpretation, performance, breach or termination thereof or any dispute regarding non-contractual obligations arising out of or relating to it (a "**Dispute**") shall be referred to and finally resolved by arbitration administered by a tribunal (the "Tribunal") under the Rules of Arbitration of the International Chamber of Commerce ("**ICC Rules**") in force when the notice of arbitration is submitted.

18.2 The Tribunal shall consist of three (3) arbitrators (the "**Arbitrators**") who shall be lawyers with experience in international contracts. Two of the Arbitrators shall be nominated by the respective parties in accordance with the ICC Rules and the third, who shall be the chairman of the Tribunal (the "**Chairman**"), by the two party-nominated Arbitrators within thirty (30) days of the last of their appointments. Save that, if either party should fail to nominate an Arbitrator within thirty (30) days of receiving written notice of the nomination of an Arbitrator by the other party, the second Arbitrator shall, at the written request of the party which has already made a nomination, be appointed forthwith by the International Chamber of Commerce. Likewise, if the party-nominated Arbitrators fail to make an agreed nomination for the Chairman within thirty (30) days of the last of their appointments, the Chairman shall, at the written request of either party, be appointed forthwith by the International Chamber of Commerce.

18.3 The seat of the arbitration shall be New York, New York, USA. The language of the arbitration shall be English. Any award of the arbitrator shall be final and binding from the day it is made, and the parties hereby waive any right to refer any question of law and any right of appeal on the law and/or merits to any court, but may seek enforcement of the award by such Tribunal in any court of competent jurisdiction. Nothing in this shall be construed as preventing either party from seeking conservatory, injunctive or similar interim

relief in any court of competent jurisdiction in the event of a breach by a party of this Agreement.

18.4 Each Party shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the other in connection with such arbitration proceedings, subject only to any doctrine of legal privilege or any confidentiality obligations binding on such party.

18.5 Each Party shall pay its own costs and expenses incurred in connection with arbitration.

18.6 When any Dispute occurs and when any Dispute is under arbitration, except for the matters in Dispute, the Parties shall continue to fulfil their respective obligations and shall be entitled to exercise their rights under this Agreement.

SCHEDULE 1

The Investor

Name:	**HBM IV, Inc.**
Address:	**Fitch Group, 300 W. 57th Street, New York, NY, 10019**
Number of Loan Notes to be subscribed for:	**1,000,000**
Subscription Price for Loan Notes:	**USD1 – (total price of USD1,000,000)**
Email Address for Notices:	**Shea.Wallon@thefitchgroup.com**

00

SCHEDULE 2

Share Capital of the Company Immediately post Completion

Shareholder	Company no. (if applicable)	Number and class of shares	Percentage
Rhino Ventures Ltd	BVI 2030338	6,162,710 Ordinary Shares	75.51
HBM IV, Inc.		1,291,910 Preferred Shares	15.83
Nalimz Holding Limited	HK 2991727	455,510 Ordinary Shares	5.58
Hafnia SG Pte Ltd		64,370 Ordinary Shares	0.79
Working Capital Innovation Fund II L.P.		151,290 Ordinary Shares	1.85
Loretta Wong		18,040 Ordinary Shares	0.22
Gerard Coenen Gajardo		18,040 Ordinary shares	0.22
Total		**8,161,870**	**100%**

SIGNATURE PAGE

SIGNED by **Diginex Limited**

acting by an authorised signatory

DocuSigned by:
Mark Justin Blick
00F81DD80804445...

Authorised signatory

Name: Mark Justin Blick

Title: CEO

SIGNED by **Diginex Solutions (HK) Limited**

acting by an authorised signatory

DocuSigned by:
Mark Justin Blick
00F81DD80804445...

Authorised signatory

Name: Mark Justin Blick

Title: CEO

SIGNED by **THE INVESTOR**

acting by its authorised signatory

DocuSigned by:
Shea Wallon
C00D19487231402...

Authorised signatory

Name: Shea Wallon

Title: Vice President

3RD AUGUST 2024

(1) DIGINEX LIMITED

and

(2) HBM IV, INC.

DEED OF AMENDMENT

relating to a Convertible Loan Note Instrument dated 15th July 2024

THIS DEED OF AMENDMENT is dated 3rd August 2024

BETWEEN

(1) **DIGINEX LIMITED,** a company with limited liability incorporated under the laws of the Cayman Islands #406606 and whose registered office is at Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands (the "**Borrower**");

(2) **HBM IV, Inc.** whose principal address is 300 W. 57th Street, New York, NY, 10019, United States of America (the "**Lender**").

BACKGROUND

(A) The parties entered into a Convertible Loan Note Instrument agreement on 15th July 2024 (**"Loan"**) in relation to USD1,000,000 loan.

(B) The parties have agreed to amend certain terms of the Loan upon the terms of this agreement with effect on and from the date of this agreement.

OPERATIVE PROVISIONS

1. **Definitions and interpretation**

Words defined in the Loan and used in this agreement shall have the same meaning as set out in the Loan, except where otherwise defined herein.

2. **Amendments to the Loan**

With effect from the date of this agreement, the Loan shall be amended as follows:

By removing "Maturity Date" within 'Clause 1 Definitions and interpretation' in its entirety and replacing it as follows:

"Maturity Date" *3 November 2024;*

3. **Continuity and Consents**

The provisions of the Loan and all documents entered into pursuant to such documents shall, save as expressly amended by this agreement, continue in full force and effect.

4. **General**

4.1 No variation of this agreement or any agreement or document entered into pursuant to this agreement shall be valid unless it is in writing and signed by or on behalf of each of the parties.

4.2 No delay, indulgence or omission in exercising any right, power or remedy provided by this agreement or by law shall operate to impair or be construed as a waiver of such right, power or remedy or of any other right, power or remedy.

4.3 No single or partial exercise or non-exercise of any right, power or remedy provided by this agreement or by law shall preclude any other or further exercise of such right, power or remedy or of any other right, power or remedy.

4.4 If any provision of this agreement is or becomes illegal, invalid or unenforceable under the law of any jurisdiction, that shall not affect or impair:

4.4.1 the legality, validity or enforceability in that jurisdiction of any other provision of this agreement; or

4.4.2 the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this agreement.

5. **Assignment**

No party may assign, transfer, grant any Encumbrance or security interest over or otherwise deal with all or any of its rights under this agreement without the prior written consent of the other parties.

6. **Entire agreement**

6.1 This agreement, the Loan and any agreement or document entered into pursuant to this agreement or the Loan constitutes the entire agreement between the parties.

6.2 Nothing in this clause 6 shall operate to limit or exclude any liability for fraud.

7. **Counterparts**

This agreement may be executed in any number of counterparts and by the different parties on separate counterparts, but shall not take effect until each party has executed and delivered at least one counterpart. Each counterpart shall constitute an original but all the counterparts together shall constitute a single instrument.

8. **Costs**

Each party shall pay its own costs relating to the preparation and negotiation of this agreement.

9. **Governing law and jurisdiction**

9.1 Clauses 15 and 16 of the Loan shall apply to this agreement *mutatis mutandis*.

Executed and delivered as a deed by the parties on the date first written above.

SIGNED as a **DEED** for and on behalf of **DIGINEX LIMITED** by **MARK JUSTIN BLICK** acting as director:

DocuSigned by:
Mark Justin Blick
00F81DD80804445...

....

SIGNED as a **DEED** for and on behalf of **HBM IV, Inc.** by authorised signatory **SHEA WALLON**:

DocuSigned by:
Shea Wallon
C00D194872314D2...

....